FIRST QUARTER REPORT

                                 March 31, 1997

                    [Petroleum & Resources Corporation Logo]

                             INVESTING IN RESOURCES
                                 FOR THE FUTURE



Board of Directors
Enrique R. Arzac (3,4)           Augustine R. Marusi (1,3)
Leigh Carter (1,2)               W. Perry Neff (1,4)
Allan Comrie (1,3)               Douglas G. Ober (1)
Daniel E. Emerson (1,3)          Landon Peters (1,3)
Thomas H. Lenagh (2,4)           John J. Roberts
W.D. MacCallan (2,4)             Robert J.M. Wilson (2,4)

1. Member of Executive Committee
2. Member of Audit Committee
3. Member of Compensation Committee
4. Member of Retirement Committee

Officers
Douglas G. Ober             Chairman and
                              Chief Executive Officer
Richard F. Koloski          President
Joseph M. Truta             Executive Vice President
Nancy J. F. Prue            Vice President--Research
Lawrence L. Hooper, Jr.     Secretary and
                              General Counsel
Maureen A. Jones            Treasurer
R. M. Carlsson              Assistant Treasurer
Geraldine H. Stegner        Assistant Secretary

                                   ----------
                                   Stock Data
                                   ----------

Price (3/31/97)                         $33.375
Net Asset Value (3/31/97)               $36.28
Discount:                                 8.0%

New York Stock Exchange and Pacific Stock Exchange ticker symbol: PEO

Newspaper stock listings are generally under the abbreviation: PetRs

                              ---------------------
                              Distributions in 1997
                              ---------------------

From Investment Income                   $0.32
  (Paid or declared)
From Net Realized Gains                   0.08
                                         -----
    Total                                $0.40
                                         =====

                           ---------------------------
                           1997 Dividend Payment Dates
                           ---------------------------

                                  March 1, 1997
                                  June 1, 1997
                                September 1, 1997
                               December 27, 1997*
                            *Anticipated


[Recycled logo] Printed on Recycled Paper

                             LETTER TO STOCKHOLDERS

We are pleased to submit the financial statements of the Corporation for the three months ended March 31, 1997, a schedule of investments and a list of principal changes in portfolio securities for the first quarter.

Net assets of the Corporation at March 31, 1997 were $36.28 per common share as compared with $37.09 per common share at December 31, 1996 on the 13,065,819 common shares outstanding on each date. The Dow Jones Energy Index declined by 0.6% in the first quarter of 1997, while the Corporation recorded a 1.1% decline. On March 1, 1997, a distribution of $0.20 per share was paid consisting of $0.08 from 1996 long-term capital gain, $0.01 from 1996 investment income and $0.11 from 1997 investment income, all taxable in 1997. A regular 1997 investment income dividend of $0.20 per share has been declared to common shareholders of record May 19, 1997, payable June 1, 1997.

Net investment income for the three months ended March 31, 1997 amounted to $2,320,975, compared with $2,022,477 for the same period in 1996. These earnings are equal to $0.18 and $0.16 per common share, respectively, on the average number of common shares outstanding during each period.

Net capital gain realized on investments for the three months ended March 31, 1997 amounted to $8,416,575, the equivalent of $0.64 per common share.

The Annual Shareholders Meeting was held on March 25, 1997 in San Francisco, California, where a substantial number of shareholders live. Attendance at the meeting was the highest in a number of years.

Upon conclusion of the formal segment of the meeting, management reviewed the portfolio's performance in 1996 and discussed the outlook for energy in the future. Stockholder questions were then entertained on subjects ranging from specific stock holdings to the Corporation's expense ratio. The results of the voting at the Annual Meeting are shown on page 10.

Mr. Jeffrey G. Whitney, Vice President and Secretary, elected to take early retirement from the Corporation after twenty-four years of much-appreciated service. Mr. Lawrence L. Hooper, Jr., a partner in the Baltimore, Maryland-based law firm of Tydings & Rosenberg LLP, was elected Secretary and General Counsel effective April 1, 1997.

The Corporation is an internally managed equity fund emphasizing petroleum and natural resource investments. The investment policy of the fund is based on the primary objectives of preservation of capital, the attainment of reasonable income from investments and, in addition, an opportunity for capital appreciation.

By order of the Board of Directors,


/s/ Douglas G. Ober

Douglas G. Ober,
Chairman and
Chief Executive Officer


/s/ Richard F. Koloski

Richard F. Koloski,
President

April 18, 1997

                      STATEMENT OF ASSETS AND LIABILITIES

                                 March 31, 1997
                                  (unaudited)

Assets
Investments* at value:
   Common stocks and convertible securities
      (cost $273,235,892)                                                   $446,238,271
   Short-term investments (cost $26,345,356)                                  26,345,356           $472,583,627
----------------------------------------------------------------------------------------
Cash                                                                                                    104,591
Receivables:
   Investment securities sold                                                                         1,355,291
   Dividends and interest                                                                               958,737
Prepaid expenses                                                                                      1,173,802
---------------------------------------------------------------------------------------------------------------
         Total Assets                                                                               476,176,048
---------------------------------------------------------------------------------------------------------------

Liabilities
Investment securities purchased                                                                         837,051
Open option contracts at value (proceeds $246,531)                                                      187,100
Accrued expenses                                                                                      1,160,383
---------------------------------------------------------------------------------------------------------------
         Total Liabilities                                                                            2,184,534
---------------------------------------------------------------------------------------------------------------
         Net Assets                                                                                $473,991,514
===============================================================================================================
Net Assets
Common Stock at par value $1.00 per share, authorized
   25,000,000 shares; issued and outstanding 13,065,819 shares                                     $ 13,065,819
Additional capital surplus                                                                          278,707,997
Undistributed net investment income                                                                     753,077
Undistributed net realized gain on investments                                                        8,402,811
Unrealized appreciation on investments                                                              173,061,810
---------------------------------------------------------------------------------------------------------------
         Net Assets Applicable to Common Stock                                                     $473,991,514
===============================================================================================================
         Net Asset Value per Share of Common Stock                                                       $36.28
===============================================================================================================

* See Schedule of Investments on pages 7 and 8.
The accompanying notes are an integral part of the financial statements.

                            STATEMENT OF OPERATIONS

                       Three Months Ended March 31, 1997
                                  (unaudited)

Investment Income
   Income:
      Dividends                                                                                    $ 2,175,731
      Interest                                                                                         550,607
---------------------------------------------------------------------------------------------------------------
         Total income                                                                                2,726,338
---------------------------------------------------------------------------------------------------------------
   Expenses:
      Investment research                                                                              179,291
      Administration and operations                                                                    (26,111)
      Directors' fees                                                                                   43,600
      Reports and stockholder communications                                                            47,889
      Transfer agent, registrar and custodian expenses                                                  41,132
      Auditing services                                                                                 13,308
      Legal services                                                                                    13,600
      Occupancy and other office expenses                                                               23,076
      Travel, telephone and postage                                                                     25,222
      Other                                                                                             44,356
---------------------------------------------------------------------------------------------------------------
         Total expenses                                                                                405,363
---------------------------------------------------------------------------------------------------------------
         Net Investment Income                                                                       2,320,975
---------------------------------------------------------------------------------------------------------------
Realized Gain and Change in Unrealized Appreciation on Investments
   Net realized gain on security transactions                                                        8,416,575
   Change in unrealized appreciation on investments                                                (18,721,862)
---------------------------------------------------------------------------------------------------------------
         Net Gain on Investments                                                                   (10,305,287)
---------------------------------------------------------------------------------------------------------------
Change in Net Assets Resulting from Operations                                                    $ (7,984,312)
===============================================================================================================

The accompanying notes are an integral part of the financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                           Three Months            Year ended
                                                                               ended              December 31,
                                                                          March 31, 1997              1996
                                                                         ----------------        --------------
                                                                            (unaudited)
From Operations:
   Net investment income                                                    $  2,320,975          $ 10,048,674
   Net realized gain on investments                                            8,416,575            17,410,824
   Change in unrealized appreciation on investments                          (18,721,862)           71,908,379
---------------------------------------------------------------------------------------------------------------
         Change in net assets resulting from operations                       (7,984,312)           99,367,877
---------------------------------------------------------------------------------------------------------------
Dividends to Stockholders from:
   Net investment income                                                      (1,567,898)          (10,446,294)
   Net realized gain from investment transactions                             (1,045,266)          (16,815,986)
---------------------------------------------------------------------------------------------------------------
         Decrease in net assets from distributions                            (2,613,164)          (27,262,280)
---------------------------------------------------------------------------------------------------------------
From Capital Share Transactions:
   Value of common shares issued in payment of optional distributions                 -0-           11,078,422
---------------------------------------------------------------------------------------------------------------
         Total Increase (Decrease) in Net Assets                             (10,597,476)           83,184,019
Net Assets:
   Beginning of period                                                       484,588,990           401,404,971
---------------------------------------------------------------------------------------------------------------
   End of period (including undistributed net investment income of
      $753,077 and $0, respectively)                                        $473,991,514          $484,588,990
===============================================================================================================


                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)


1. SIGNIFICANT ACCOUNTING POLICIES

Petroleum & Resources  Corporation  (the  Corporation)  is registered  under the
Investment Company Act of 1940 as a diversified investment company. The Corporation's investment objectives as well as the nature and risk of its investment transactions are set forth in the Corporation's registration statement.

Security Valuation--Investments in securities traded on national security exchanges are valued at the last reported sale price on the day of valuation. Over-the-counter and listed securities for which a sale price is not available are valued at the last quoted bid price. Short-term investments are stated at cost which, when combined with accrued interest receivable, approximates value. Options are valued at the last sale price or last quoted asked price.

Securities Transactions and Investment Income--Invest-ment transactions are accounted for on the trade date. Gain or loss on sales of securities and options is determined on the basis of identified cost. Dividend income and distributions to shareholders are recognized on the ex-dividend date, and interest income is recognized on the accrual basis.

2. FEDERAL INCOME TAXES

The Corporation's policy is to distribute all its taxable income to its shareholders in compliance with the requirements of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. For federal income tax purposes, the identified cost of securities, including options, at March 31, 1997 was $299,738,524, and net unrealized appreciation aggregated $173,091,635, of which the related gross unrealized appreciation and depreciation were $181,374,599 and $8,282,964, respectively.

Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Accordingly, periodic reclassifications are made within the Corporation's capital accounts to reflect income and gains available for distribution under income tax regulations.

3. INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities, other than options and short-term investments, during the three months ended March 31, 1997 were $15,144,340 and $22,320,430, respectively. Option transactions comprised an insignificant portion of operations during the period ended March 31, 1997. All investment decisions are made by a committee, and no one person is primarily responsible for making recommendations to that committee.

4. CAPITAL STOCK

The Corporation may purchase shares of its Common Stock from time to time at such prices and amounts as the Board of Directors may deem advisable. No purchases were made during the three months ended March 31, 1997.

The Corporation has 3,000,000 unissued preferred shares without par value.

The Corporation has an employee incentive stock option and stock appreciation rights plan which provides for the issuance of options and stock appreciation rights for the purchase of up to 815,000 shares of the Corporation's common stock at 100% of the fair market value at date of grant. Options are exercisable beginning not less than one year after the date of grant and extend and vest over ten years from the date of grant. Stock appreciation rights are exercisable beginning not less than two years after the date of grant and extend over the period during which the option is exercisable. The stock appreciation rights allow the optionees to surrender their rights to exercise their options and receive cash or shares in an amount equal to the difference between the option price and the fair market value of the common stock at the date of surrender. Under the plan, the exercise price of the options and related stock appreciation rights is reduced by the per share amount of capital gain paid by the Corporation during subsequent years. At the beginning of 1997, 164,895 options were outstanding at exercise prices of $18.545-$33.858. During the three months ended March 31, 1997, no options or stock appreciation rights were granted, stock appreciation rights relating to 12,236 stock option shares were exercised at market prices of $36.50-$36.75 per share and the stock options relating to these rights, which had exercise prices between $17.5200-$23.0225 per share, were cancelled. At March 31, 1997, there were outstanding exercisable options to purchase 34,309 common shares at $18.545-$26.850 per share and unexercisable options to purchase 118,350 common shares at $20.025-$33.858 per share. The total compensation expense for stock options and stock appreciation rights recognized for the three months ended March 31, 1997 was $(78,751). At March 31, 1997, there were 348,675 shares available for future option grants.

5. RETIREMENT PLANS

The Corporation provides retirement benefits for its employees under a non-contributory qualified defined benefit pension plan. The benefits are based on years of service and compensation during the last 36 months of employment. The Corporation's current funding policy is to contribute annually to the plan only those amounts that can be deducted for federal income tax purposes. The plan assets consist primarily of investments in mutual funds.

The actuarially computed net pension cost credit for the three months ended March 31, 1997 was $22,576, and consisted of service expense of $18,637, interest expense of $43,008, expected return on plan assets of $73,346, and a net amortization credit of $10,875.

In determining the actuarial present value of the projected benefit obligation, the interest rate used for the weighted-average discount rate was 7.50%, the expected rate of annual salary increase was 7.0% and the expected long-term rate of return on plan assets was 8.0%.

On January 1, 1997, the accumulated benefit obligation, including vested benefits, was $1,602,189. The fair value of the plan assets was $3,701,040 and the projected benefit obligation for service rendered to date was $2,327,498, which resulted in excess plan assets of $1,373,542. The remaining components of prepaid pension cost included $263,895 in unrecognized net gain, $220,486 in unrecognized prior service cost and $203,719 is the remaining portion of the unrecognized net asset existing at January 1, 1987, which is being amortized over 15 years. Prepaid pension cost included in prepaid expenses at March 31, 1997 was $1,148,990.

In addition, the Corporation has a nonqualified unfunded benefit plan which provides employees with defined retirement benefits to supplement the qualified plan. The Corporation does not provide postretirement medical benefits.

6. EXPENSES

The cumulative amount of accrued expenses at March 31, 1997 for employees and former employees of the Corporation was $1,092,719. Aggregate remuneration paid or accrued during the three months ended March 31, 1997 to officers and directors amounted to $103,101.

Research, accounting and other office services provided by and reimbursed to The Adams Express Company, an investment company which owned 8.8% of the Corporation's common stock, amounted to $134,223 for the three months ended March 31, 1997.

7. PORTFOLIO SECURITIES LOANED

The Corporation makes loans of securities to brokers, collateralized by cash deposits, U.S. Government securities, or bank letters of credit, the value of which exceeds the market value of such loaned securities. The Corporation receives compensation for lending securities in the form of fees. The Corporation continues to receive dividends on the securities loaned. At March 31, 1997, the value of security loans outstanding was $18,001,250.

                              FINANCIAL HIGHLIGHTS


                                      Three Months Ended
                                   ------------------------
                                          (unaudited)                     Year Ended December 31
                                     March 31,   March 31,  -------------------------------------------------
                                       1997        1996      1996       1995       1994       1993      1992
                                   ------------ ----------  ------     ------     ------     ------    ------
Per Share Operating
Performance*
Net asset value, beginning of
   period                            $37.09      $31.51     $31.51     $26.84     $29.64     $27.66     $28.07
---------------------------------------------------------------------------------------------------------------------------
   Net investment income               0.18        0.16       0.79       0.86       0.94       0.92       1.06
   Net realized gains and change in
      unrealized appreciation and
      other changes                   (0.79)       1.43       6.93       5.90      (1.64)      3.30       0.81
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations      (0.61)       1.59       7.72       6.76      (0.70)      4.22       1.87
Less distributions
   Dividends from net investment
      income
      To preferred shareholders         --          --         --         --         --       (0.12)     (0.28)
      To common shareholders          (0.12)      (0.16)     (0.82)     (0.87)     (0.92)     (0.82)     (0.77)
   Distributions from net realized
      gains
      To common shareholders          (0.08)      (0.04)     (1.32)     (1.22)     (1.18)     (1.30)     (1.23)
---------------------------------------------------------------------------------------------------------------------------
Total distributions                   (0.20)      (0.20)     (2.14)     (2.09)     (2.10)     (2.24)     (2.28)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period       $36.28      $32.90     $37.09     $31.51     $26.84     $29.64     $27.66
===========================================================================================================================
Per share market price, end of
   period                            $33.375     $29.875    $34.75     $28.25     $25.25     $27.50     $25.25
Total Investment Return
   Based on market price              (3.4)%       6.5%      31.2%      20.5%      (0.7)%     17.4%       4.8%

Ratios/Supplemental Data
   Net assets applicable to common
      stock, end of period
      (in 000's)                    $473,992    $419,177   $484,589   $401,405   $332,279   $355,837   $320,241
   Ratio of expenses to average net
      assets                           0.34%+      0.67%+     0.63%      0.57%      0.42%      0.57%      0.52%
   Ratio of net investment income
      to average net assets            1.94%+      2.00%+     2.31%      2.89%      3.19%      2.61%      2.79%
   Portfolio turnover                 13.29%+     11.01%+    15.50%     15.86%     10.95%     10.16%     15.06%
   Average brokerage commission rate  $0.07       $0.07      $0.06        --         --         --        --
Number of shares outstanding at
   end of period (in 000's)           13,066      12,739     13,066      12,739    12,380     12,007     11,580

-----------
* Selected data for each share of common stock outstanding throughout each period.
+ Ratios presented on an annualized basis.

                            SCHEDULE OF INVESTMENTS

                                 March 31, 1997
                                  (unaudited)


                                            Prin. Amt.
                                            or Shares      Value (A)
                                            ---------      ---------
Stocks And Convertible Securities--94.1%
   Energy--78.8%
     Internationals -- 23.8%
       British Petroleum plc ADR             93,958     $ 12,895,736
       Chevron Corp.                        110,000        7,658,750
       Exxon Corp.                          165,000       17,778,750
       Mobil Corp.                          120,000       15,675,000
       Royal Dutch Petroleum Co.            220,000       38,500,000
       "Shell" Transport and Trading
         Co., plc ADR                        80,000        8,360,000
       Texaco Inc.                           50,000        5,475,000
       TOTAL S.A. ADR                       150,000        6,356,250
                                                        ------------
                                                         112,699,486
                                                        ------------
     Domestics--10.9%
       Amerada Hess Corp.                    65,000        3,445,000
       Amoco Corp.                           50,000        4,331,250
       Ashland Inc.                         115,950        4,666,988
       Atlantic Richfield Co.                45,000        6,075,000
       Murphy Oil Corp.                     100,000        4,700,000
       Pennzoil Co. 6.50% Conv.
         Exch. Sr. Debs. due 2003        $2,000,000        3,317,500
       Pennzoil Co.                          35,000        1,811,250
       Phillips Petroleum Co.               120,000        4,905,000
       Tesoro Petroleum Corp. (C)           300,000        3,150,000
       Ultramar Diamond Shamrock Corp.      125,000        3,968,750
       Unocal Capital Trust $3.125
         Conv. Pfd.                          72,540        3,917,160+
       Unocal Corp.                         150,000        5,718,750
       Valero Energy Corp.
         $3.125 Conv. Pfd                    30,000        2,021,250
                                                        ------------
                                                          52,027,898
                                                        ------------
     Producers--15.6%
       Anadarko Petroleum Corp.              90,000        5,051,250
       Apache Corp. 6.00% Conv. Sub.
         Debs. due 2002 (B)              $3,000,000        3,615,000
       Barrett Resources Corp. (C)           61,000        1,822,375
       Devon Energy Corp.                   164,900        4,947,000
       Enron Oil & Gas Co.                  190,000        3,942,500
       Flores & Rucks, Inc. (C)              80,000        3,240,000
       Imperial Oil Ltd.                    105,488        4,918,378
       Louisiana Land & Expl. Co.            70,000        3,316,250
       Monterey Resources Inc.              250,000        4,031,250
       Noble Affiliates Inc.                 91,855        3,467,526
       Occidental Petroleum Corp.
         $3.00 Conv. Exch. Pfd.              30,000        1,995,000
       Occidental Petroleum Corp.           265,000        6,525,625
       Oryx Energy Co. 7.50% Conv.
         Sub. Debs. due 2014             $1,500,000        1,438,125
       Oryx Energy Co. (C)                   85,000        1,636,250
       Parker & Parsley Petroleum Co.       125,000        3,687,500
       Seagull Energy Corp. (C)             230,000        4,168,750
       Southwestern Energy Co.              200,000        2,675,000
       Union Pacific Resources
         Group, Inc.                        225,816        6,040,578
       United Meridian Corp. (C)            123,500        3,720,437
       Vastar Resources, Inc.               125,000        3,593,750
                                                        ------------
                                                          73,832,544
                                                        ------------
     Distributors--16.6%
       AGL Resources, Inc.                  200,000        3,725,000
       Coastal Corp.                        110,000        5,280,000
       Energen Corp.                         54,000        1,613,250
       Enron Corp. 6.25% Exch Notes
         due 1998                           175,000        3,762,500



                                           Prin. Amt.
                                           or Shares     Value (A)
                                           ----------    ---------
       Enron Corp. $12.28 Conv.
         Pfd. Ser. J                         25,000    $ 13,010,250
       Enron Global Power & Pipelines
         L.L.C.                             150,000       4,143,750
       Equitable Resources Inc.             100,000       3,062,500
       KN Energy, Inc.                      150,000       5,925,000
       LG&E Energy Corp.                    150,000       3,618,750
       MCN Corp.                            190,000       5,343,750
       National Fuel Gas Co.                100,000       4,275,000
       New Jersey Resources, Inc.           185,000       5,272,500
       Questar Corp.                        134,000       4,824,000
       Sonat, Inc.                           68,200       3,716,900
       United Cities Gas Co.                200,000       4,600,000+
       Washington Gas Light Co.             100,000       2,250,000
       Western Gas Resources Inc.           235,000       4,230,000
                                                       ------------
                                                         78,653,150
                                                       ------------
     Services--11.9%
       BJ Services Co. (C)                  100,000       4,787,500
       Camco International Inc.             130,000       5,720,000
       Diamond Offshore Drilling, Inc. (C)   48,400       3,315,400
       ENSCO International, Inc. (C)         80,000       3,940,000
       Halliburton Co.                       70,000       4,742,500
       Schlumberger Ltd.                     96,100      10,306,725
       SEACOR Holdings, Inc. (C)             90,000       4,826,250+
       Tidewater, Inc.                       90,000       4,140,000
       Transocean Offshore Inc.             125,000       7,015,625
       Weatherford/Enterra Inc. (C)         120,000       3,525,000
       Western Atlas Inc. (C)                69,000       4,183,125
                                                       ------------
                                                         56,502,125
                                                       ------------
   Basic Industries--15.2%
     Basic Materials--4.4%
       Calgon Carbon Corp.                  184,800       2,032,800
       du Pont (E.I.) de Nemours & Co.       50,000       5,300,000
       Freeport-McMoRan Copper &
         Gold Inc.                          127,603       3,875,941
       Inco Ltd. 5.75% Conv. Debs.
         due 2004                        $3,000,000       3,727,500
       Medusa Corp.                         100,000       3,750,000
       Olin Corp.                            55,000       2,186,250
                                                       ------------
                                                         20,872,491
                                                       ------------
     Capital Goods & Other--7.3%
       Caterpillar Inc.                       50,000      4,012,500
       Deere & Co.                           120,000      5,220,000
       Dover Corp.                           100,200      5,260,500
       General Electric Co.                  100,000      9,925,000
       Jacobs Engineering Group,
         Inc. (C)                            150,000      3,675,000
       Quaker State Corp.                    250,000      3,843,750
       WMX Technologies Inc.                  80,000      2,450,000
                                                       ------------
                                                         34,386,750
                                                       ------------
     Paper and Forest Products--3.5%
       Consolidated Papers, Inc.              65,000      3,388,125
       Kimberly-Clark Corp.                   65,000      6,467,500
       Mead Corp.                             70,000      3,710,000
       Temple-Inland, Inc.                    55,000      2,887,500
                                                       ------------
                                                         16,453,125
                                                       ------------
   Other -- 0.1%
       Stocks under accumulation                            810,702
                                                       ------------
   Total Stocks And Convertible Securities
      (Cost $273,235,892) (D)                           446,238,271
                                                       ------------

                                 March 31, 1997
                                  (unaudited)


                                            Prin. Amt.    Value (A)
                                            ----------    ---------
Short-Term Investments--5.5%
   Certificates Of Deposit --2.1%
      SouthTrust Bank of Alabama,
         5.20%, due 4/3/97                  $5,000,000  $ 5,000,000
      U.S. Bank of Washington,
         5.32%, due 4/24/97                  5,000,000    5,000,000
                                                        -----------
                                                         10,000,000
                                                        -----------
   Commercial Paper -- 3.4%
      Chevron UK Investment PLC,
         5.30%, due 4/10/97                  4,020,000    4,014,463
      Ford Motor Credit Corp.,
         5.32-5.35%,
         due 4/17/97-4/24/97                 3,845,000    3,834,470



                                            Prin. Amt.    Value (A)
                                            ----------    ---------
   General Electric Capital Corp.,
         5.30%, due 4/3/97                  $4,520,000  $ 4,518,623
      USAA Capital Corp.,
         5.55%, due 5/6/97                   4,000,000    3,977,800
                                                        -----------
                                                         16,345,356
                                                        -----------
Total Short-Term Investments
    (Cost $26,345,356)                                   26,345,356
                                                        -----------
Total Investments
   (Cost $299,581,248)                                  472,583,627
   Cash, receivables and other
      assets, less liabilities                            1,407,887
                                                        -----------
Net Assets-- 100.0%                                    $473,991,514
                                                       ============

===================================================================

Notes:
(A) See note 1 to financial statements. Securities are listed on the New York Stock Exchange or the American Stock Exchange except restricted securities and also those marked (+), which are traded "Over-the-Counter."
(B) Restricted security (Apache Corp. 6.00% Conv. Sub. Debs. due 2002 acquired 12/6/94, cost $3,000,000).
(C) Presently non-dividend paying.
(D) The aggregate market value of stocks held in escrow at March 31, 1997 covering open call option contracts written was $8,173,750. In addition, the required aggregate market value of securities segregated by the custodian to collateralize open put option contracts written was $3,300,000.


                        HISTORICAL FINANCIAL STATISTICS


                                Value of                                                   Per Common Share
                               Net Assets                             Net          ------------------------------
                               Applicable                            Asset          Dividends       Distributions
                                   to             Common           Value per        from Net          from Net
                                 Common           Shares            Common         Investment         Realized
 Dec. 31                          Stock         Outstanding          Share           Income             Gains
 -------                       ----------       -----------        ---------       ----------       -------------
 1986                        $246,071,990        8,979,978          $27.40            $1.45             $2.89
 1987                         234,062,235        9,636,306           24.29             1.67              2.31
 1988                         248,370,688        9,997,584           24.84              .92              1.20
 1989                         322,866,019       10,384,600           31.09             1.20              1.20
 1990                         308,599,851       10,793,289           28.59             1.10              1.25
 1991                         314,024,187       11,185,572           28.07              .92              1.23
 1992                         320,241,282       11,579,503           27.66              .77              1.23
 1993                         355,836,592       12,006,671           29.64              .82              1.30
 1994                         332,279,398       12,380,300           26.84              .92              1.18
 1995                         401,404,971       12,739,383           31.51              .87              1.22
 1996                         484,588,990       13,065,819           37.09              .82              1.32
 March 31, 1997 (unaudited)   473,991,514       13,065,819           36.28              .32*              .08

-------------
 *Paid or declared.

                   PRINCIPAL CHANGES IN PORTFOLIO SECURITIES

                  During the Three Months Ended March 31, 1997

                                  (unaudited)


                                                                     Shares or Principal Amounts
                                                             ------------------------------------------------
                                                                                                    Held
                                                             Additions       Reductions        March 31, 1997
                                                             ---------       ----------        --------------
 Ashland, Inc.                                                 115,950(1)                            115,950
 Energen Corp.                                                  54,000                                54,000
 Flores & Rucks, Inc.                                           80,000                                80,000
 Olin Corp.                                                     55,000                                55,000
 Western Gas Resources Inc.                                    110,000                               235,000
 Inco Ltd. 5.75% Conv. Debs. due 2004                       $3,000,000                            $3,000,000
 Air Products & Chemicals, Inc.                                                  75,000                --
 Ashland Oil, Inc. $3.125 Conv. Pfd.                                             75,000(1)             --
 BJ Services Co.                                                                 30,000              100,000
 Exxon Corp.                                                                     10,000              165,000
 Inco Ltd. 7.75% Conv. Debs. due 2016                                        $3,500,000                --
 Medusa Corp.                                                                    40,000              100,000
 PanEnergy Corp.                                                                150,000                --
 SEACOR Holdings, Inc.                                                           22,000               90,000
 Tidewater Inc.                                                                  20,000               90,000

-------------
(1) Received 1.546 shares for each share of Ashland Oil, Inc. $3.125 Conv. Pfd.


                             ----------------------
                                  Common Stock
                     Listed on the New York Stock Exchange
                         and the Pacific Stock Exchange
        The Corporate Office Address: Seven St. Paul Street, Suite 1140,
                              Baltimore, MD 21202
        The Corporate Office Telephone: (410) 752-5900 or (800) 638-2479
              Transfer Agent, Registrar & Custodian of Securities
                              The Bank of New York
                            101 Barclay Street, 11E
                               New York, NY 10007
          The Bank's Shareholder Relations Department: (800) 432-8224
                       Counsel: Chadbourne & Parke L.L.P.
               Independent Accountants: Coopers & Lybrand L.L.P.

     This report, including the financial statements herein, is transmitted to the stockholders of Petroleum & Resources Corporation for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Corporation or of any securities mentioned in this report.

                         ANNUAL MEETING OF STOCKHOLDERS



The Annual Meeting of Stockholders was held on March 25, 1997. For those nominated, the following votes were cast for directors:

                                               votes for        votes withheld
                                               ---------        --------------

       (A) Enrique R. Arzac:                  11,366,744            212,970

       (B) Leigh Carter:                      11,376,609            203,105

       (C) Allan Comrie:                      11,382,780            196,934

       (D) Daniel E. Emerson:                 11,369,251            210,463

       (E) Thomas H. Lenagh:                  11,345,938            233,776

       (F) W. David MacCallan:                11,402,434            177,280

       (G) Augustine R. Marusi:               11,345,736            233,978

       (H) W. Perry Neff:                     11,372,795            206,919

       (I) Douglas G. Ober:                   11,406,133            173,581

       (J) Landon Peters:                     11,384,065            195,649

       (K) John J. Roberts:                   11,364,418            215,296

       (L) Robert J.M. Wilson:                11,373,550            206,164

A proposal to approve and ratify the selection of Coopers & Lybrand L.L.P. as the firm of independent accountants of the Corporation for 1997 was approved with 11,382,744 votes for, 89,458 votes against and 107,512 votes abstaining.

                          DIVIDEND PAYMENT SCHEDULE &
                      AUTOMATIC DIVIDEND REINVESTMENT PLAN


The Corporation presently pays dividends four times a year, as follows: (a) Three interim investment income dividends on or about March, June and September 1st. (b) A "year-end" payment consisting of the estimated balance of the net investment income for the year and the net realized capital gain earned through October 31st, payable in late December. Stockholders may elect to receive this payment in stock or cash. In connection with this payment, all stockholders of record are sent a dividend announcement notice and an election card in mid-November. The following options are available:

(1) Full shares of stock for the combined income dividend and capital gain distribution to the extent possible.

(2) Full shares of stock for the capital gain distribution to the extent possible. Fractional shares and the income dividend are paid in cash. Without a timely response, stockholders will be paid in accordance with this option.

(3) Both the income dividend and capital gain distribution in cash.

Stockholders holding shares in "street" or brokerage accounts may make one of the above elections by notifying their brokerage house representative.

Stockholders of record of Petroleum stock have two additional ways to increase their investment in the Corporation.

The Bank of New York's Automatic Dividend Reinvestment Plan provides that its participants' four distributions are automatically invested in additional shares of Petroleum common stock. New shares acquired are held on a book basis by the Bank.

Additionally, after the participants' first dividend is reinvested, they are eligible to make cash payments in any amount from $50.00.

The Bank provides participants with reinvestment confirmations after each dividend or cash payment. The Bank's fee for this service is 10% of the amount received up to a maximum of $2.50 for the interim dividend payments and cash payments. There is no charge for the "year-end" distribution.

The Bank's plan also provides for the deposit of certificate shares into the participants "book share" account for a one-time charge of $5.00.

A brochure and enrollment card may be obtained by calling the Bank at (800) 432-8224 or by writing to:

                              The Bank of New York
                              Dividend Reinvestment
                                 P.O. Box 11258
                              Church Street Station
                               New York, NY 10277